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Exhibit 3.1

         BROOKFIELD PROPERTIES CORPORATION
(incorporated under the Canada Business Corporations Act)

         18,750,000 Common Shares

PURCHASE AGREEMENT

Dated: December12, 2006

BROOKFIELD PROPERTIES CORPORATION
(incorporated under the Canada Business Corporations Act)

         18,750,000 Common Shares

PURCHASE AGREEMENT

December 12, 2006

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated
J.P. Morgan Securities Inc.
        as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
        Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated
        World Financial Center, North Tower
        250 Vesey Street, 6th Floor
        New York, NY 10281-1209

Ladies and Gentlemen:

        Brookfield Properties Corporation, a company incorporated under the Canada Business Corporations Act (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and J.P. Morgan Securities Inc. ("JPMorgan"), and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and JPMorgan are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Common Shares of the Company ("Common Shares") set forth in said Schedule A and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,875,000 additional Common Shares to cover overallotments, if any. The aforesaid 18,750,000 Common Shares (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 1,875,000 Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities". In addition, 11,250,000 Common Shares (the "BAM Shares") will be sold by the Company to Brookfield Asset Management Inc. or a wholly owned subsidiary thereof (collectively, "BAM") as contemplated by that certain agreement between the Company, and BAM dated December 12, 2006 (as such agreement exists on the date hereof, the "BAM Agreement"), pursuant to the exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") provided by Regulation S under the 1933 Act and an applicable exemption from the registration and prospectus requirements of Canadian Securities Laws (as hereinafter defined).

        The Company understands that the Underwriters propose to make a public offering of the Securities in the United States and in each of the provinces of Canada upon the terms set forth in the U.S. Prospectus (as hereinafter defined) and the Canadian Prospectus (as hereinafter defined) as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

        The Company has prepared and filed with the securities regulatory authorities (the "Qualifying Authorities") in each of the provinces of Canada (the "Qualifying Jurisdictions") a preliminary short form prospectus dated December 8, 2006, relating to the Initial Securities to be purchased by the Underwriters and the Option Securities subject to the option described in Section 2(b) hereof (in the English and French languages, as applicable, and including any documents incorporated therein by reference and the documents otherwise deemed to be a part thereof or included therein pursuant to Canadian Securities Laws (as hereinafter defined), the "Canadian Preliminary Prospectus"). The Company has selected the Ontario Securities Commission (the "Reviewing Authority") as its principal regulator in respect of the offering of the Securities. The Canadian Preliminary Prospectus has been filed with the Qualifying Authorities pursuant to National Instrument 44-101 — Short Form Prospectus Distributions ("NI 44-101") and National Policy 43-201 — Mutual Reliance Review System for Prospectuses and Annual Information Forms ("NI 43-201"). The Reviewing Authority has issued a Mutual Reliance Review System ("MRRS") decision document on behalf of itself and the Qualifying Authorities evidencing a receipt by each of the Qualifying Authorities for the Canadian Preliminary Prospectus. The Company has prepared and filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form F-10 (File No. 333-139226) (as originally filed, the "Original Registration Statement") covering the registration of the Securities under the 1933 Act, including the Canadian Preliminary Prospectus, with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission (the "U.S. Preliminary Prospectus"). Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein and the documents otherwise deemed to be a part thereof or included therein by the general rules and regulations of the Commission promulgated under the 1933 Act (the "1933 Act Regulations"), is referred to herein as the "Registration Statement." The Registration Statement at the time it becomes effective is herein referred to as the "Effective Registration Statement".

        In addition, the Company (A) shall prepare and file with the Qualifying Authorities, a final prospectus relating to the Securities (in the English and French languages, as applicable, and including any documents incorporated therein by reference and the documents otherwise deemed to be a part thereof or included therein pursuant to Canadian Securities Laws (the "Canadian Final Prospectus")), and other required documents with the Qualifying Authorities under Canadian Securities Laws and in accordance with NI 44-101 and NP 43-201 with Ontario as the principal jurisdiction, and, not later than 3:00 p.m. (Eastern Time) on December 15, 2006, shall obtain an MRRS decision document from the Reviewing Authority evidencing the issuance by the Qualifying Authorities of receipts for the Canadian Final Prospectus (in the English and French languages, as appropriate) and otherwise fulfilled all legal requirements to enable the Securities to be offered and sold to the public in each of the provinces of Canada through the Underwriters or any other investment dealer or broker registered to transact such business in the applicable Qualifying Jurisdiction (it being understood and agreed that, notwithstanding the foregoing the Company shall use its best efforts to obtain the MRRS decision document referred to in this section as soon as possible and in any event not later than 3:00 p.m. (Eastern Time) on December 15, 2006) and (B) promptly after receipt of the MRRS decision document referred to in this Section, file an amendment to the Original Registration Statement, including the Canadian Final Prospectus, with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) in accordance with General Instruction II.L of Form F-10 (the "U.S. Final Prospectus"). The U.S. Preliminary Prospectus and the U.S. Final Prospectus are referred to collectively herein as the "U.S. Prospectus" and the Canadian Preliminary Prospectus and the Canadian Final Prospectus are referred to collectively herein as the "Canadian Prospectus". Any amendment to the Canadian Prospectus, any amended or supplemental prospectus, any management information circular, financial statement, annual information form, material change report, auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the securities laws of the Qualifying Jurisdictions prior to the expiry of the period of distribution of the Securities, where such document is deemed to be incorporated by reference into the Canadian Prospectus, is referred to herein collectively as the "Supplementary Material."

        The Company understands that a portion of the Securities may be offered and sold in a public offering in the Qualifying Jurisdictions conducted through Merrill Lynch Canada Inc. and J.P. Morgan Securities Canada Inc. (collectively, the "Sub-underwriters"), pursuant to the Canadian Prospectus.

        The Company has also prepared and filed with the Commission appointments of agent for service of process upon the Company on Form F-X in conjunction with the filing of the Registration Statement (the "Form F-X").

        For purposes of this Agreement, all references to the Canadian Preliminary Prospectus, the Canadian Prospectus, or the Canadian Prospectus, or any amendment or supplement thereto shall include the copy filed with the Qualifying Authorities pursuant to the System for Electronic Document Analysis and Retrieval ("SEDAR"). For purposes of this Agreement, all references to the Registration Statement, the U.S. Preliminary Prospectus, the U.S. Final Prospectus, the U.S. Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

        All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the U.S. Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement or the U.S. Prospectus, as the case may be; and all references in this Agreement to amendment or supplements to the Registration Statement, any U.S. Preliminary Prospectus or U.S. Final Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such Preliminary Prospectus or Final Prospectus, as the case may be. All references in this Agreement to financial statements and other information which is "contained," "included" or "stated" in the Canadian Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and other information which is incorporated by reference in or otherwise deemed by Canadian Securities Laws to be a part of or included in the Canadian Preliminary Prospectus or the Canadian Final Prospectus, as the case may be.

        SECTION 1. Representations and Warranties.

          (a)   Representations and Warranties by the Company.    The Company represents and warrants to each Underwriter and Sub-underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter and Sub-underwriter, as follows:

    (i)
    Compliance with Registration Requirements.

            The Company is a reporting issuer (or equivalent thereof) in each Qualifying Jurisdiction, is not in default under the securities laws of any Qualifying Jurisdiction, and is in compliance with its timely disclosure obligations under Canadian Securities Laws and the requirements of the New York Stock Exchange (the "NYSE") and the Toronto Stock Exchange (the "TSX"). The Company is qualified to file a prospectus in the form of a short form prospectus in each Qualifying Jurisdiction pursuant to the requirements of NI 44-101. The Company meets the general eligibility requirements for use of Form F-10 under the 1933 Act. The Registration Statement has become effective under the 1933 Act, and no stop order suspending the effectiveness of the Effective Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission. No order, ruling or determination having the effect of suspending the sale or ceasing the trading of any securities of the Company has been issued or made by any Qualifying Authority, any other securities commission, stock exchange or other regulatory authority and no proceedings for that purpose have been instituted or are pending or, to the Company's knowledge, are contemplated by any such authority. Any request on the part of the Commission, such other securities commission, or stock exchange or other regulatory authority for additional information in connection with the offering contemplated hereby has been complied with in all material respects.

            Any offer that is a written communication relating to the Securities made prior to the filing of the Original Registration Statement by the Company or any person acting on its behalf (within the meaning, of this paragraph only of rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the 1933 Act Regulations ("Rule 163") and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

            At the time the Effective Registration Statement becomes effective under the 1933 Act, and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the Closing Time (as defined in Section 2(c)), the Effective Registration Statement will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Canadian Final Prospectus is filed with the Qualifying Authorities, and at all times subsequent thereto up to and including the last day on which Option Securities may be purchased under this Agreement (A) the Canadian Final Prospectus will comply in all material respects with the securities laws applicable in the Qualifying Jurisdictions and the respective rules and regulations under such laws together with applicable published policy statements and applicable notices and blanket orders or rulings of the Qualifying Authorities in such Qualifying Jurisdictions ("Canadian Securities Laws") and (B) the Canadian Prospectus, any Supplementary Material and any amendment or supplement thereto, together with each document incorporated therein by reference, will constitute full, true and plain disclosure of all material facts relating to the Company, will not contain a misrepresentation, as defined under the Canadian Securities Laws, and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time the Effective Registration Statement becomes effective under the 1933 Act, and at all times subsequent thereto up to and including the last day on which Option Securities may be purchased under this Agreement, the U.S. Prospectus will conform to the Canadian Prospectus except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission. Neither the U.S. Prospectus nor any amendments thereto, at the time such U.S. Prospectus or any such amendment or supplement thereto is or was issued and at the Closing Time, included or will include an untrue statement of a material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            As of the Applicable Time (as defined below), neither (x) any Issuer General Use Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time and the Statutory Prospectus (as defined below) as of the Applicable Time and the information included on Schedule C hereto, all considered together (collectively, the "General Disclosure Package"), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            As used in this subsection and elsewhere in this Agreement:

            "Applicable Time" means the time at which the Effective Registration Statement first becomes effective.

            "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 of the 1933 Act Regulations ("Rule 433"), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a "road show that is a written communication" within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form required to be retained in the Company's records pursuant to Rule 433(g).

            "Issuer General Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors as evidenced by its being specified in Schedule D hereto.

            "Issuer Limited Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

            "Statutory Prospectus" as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein or otherwise deemed to be a part thereof or included therein.

            Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the issuer notified or notifies Merrill Lynch as described in Section 3(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus, including any document incorporated by reference therein or otherwise deemed to be a part thereof or included therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

            The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the U.S. Prospectus, the Canadian Prospectus, any Supplementary Material or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter or Sub-underwriter through the Representatives expressly for use therein.

            Each U.S. Preliminary Prospectus (including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto) complied when so filed in all material respects with the 1933 Act Regulations and each U.S. Preliminary Prospectus and the U.S. Final Prospectus delivered to the Underwriters and Sub-underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Each copy of the Canadian Preliminary Prospectus and the Canadian Final Prospectus provided to the Underwriters by the Company was, or will be, identical to the version thereof filed electronically by the Company with the Qualifying Authorities on SEDAR.

    (ii)
    Incorporated Documents.

            Each document filed or to be filed with the Qualifying Authorities and incorporated or deemed to be incorporated by reference in the Canadian Prospectus complied or will comply when so filed and at the Closing Time (and, if any Option Securities are purchased, at any Date of Delivery) in all material respects with Canadian Securities Laws, and will not contain a misrepresentation as defined under Canadian Securities Laws, and none of such documents contained or will contain at the time of its filing any untrue statement of a material fact or omitted or will omit at the time of its filing to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not misleading.

            The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the U.S. Prospectus or otherwise deemed to be a part thereof or included therein, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the U.S. Prospectus, (A) at the time the Original Registration Statement became effective, (B) at the earlier of the time the U.S. Prospectus is first used and the date and time of the first contract of sale of Securities in this Offering, and (C) at the Closing Time (and, if any Option Securities are purchased, at any Date of Delivery) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (iii)
    Independent Accountants.

            Deloitte & Touche LLP ("Deloitte"), who has audited the consolidated financial statements of the Company included or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations and are independent with respect to the Company within the meaning of the Sarbanes-Oxley Act (as hereinafter defined) for the periods required under general instruction III.B. of Form F-10, the Rules of Professional Conduct of Ontario and Canadian Securities Laws, as applicable. PriceWaterhouseCoopers LLP ("PWC"), who audited the financial statements of Trizec Properties, Inc. and Trizec Canada Inc. included or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus, were, to the knowledge of the Company, independent public accountants as required by the 1933 Act and the 1933 Act Regulations and independent with respect to Trizec Properties, Inc. and Trizec Canada Inc. within the meaning of the Sarbanes-Oxley Act (as hereinafter defined) for the periods required under general instruction III.B. of Form F-10, the Rules of Professional Conduct of Ontario and applicable Canadian Securities Laws.

    (iv)
    Financial Statements.

            The Company's consolidated financial statements included or incorporated by reference in the Registration Statement or otherwise deemed to be a part thereof or included therein, the General Disclosure Package, U.S. Prospectus and the Canadian Prospectus, together with the related schedules, if any, and notes, present fairly the assets and liabilities, financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods indicated and the consolidated statements of income, retained earnings and cashflow of the Company and its consolidated subsidiaries for the periods specified. Said financial statements have been prepared in accordance with generally accepted accounting principles in Canada ("Canadian GAAP") applied on a consistent basis throughout the periods involved (except as described therein) and have been reconciled to generally accepted accounting principles in the United States of America ("U.S. GAAP") in accordance with Item 18 of Form 20-F under the 1934 Act, other than the pro forma financial statements of the Company in the business acquisition report dated December 8, 2006, which are only reconciled to Item 17 of Form 20-F. The supporting schedules, if any, present fairly in accordance with Canadian GAAP and as reconciled to U.S. GAAP the information required to be stated therein. The selected consolidated financial data, the summary consolidated financial data and all operating data included or incorporated by reference in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Prospectus, or otherwise deemed to be a part thereof or included therein present fairly the information shown therein and the selected consolidated financial data and the summary consolidated financial data have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement or otherwise deemed to be a part thereof or included therein, the General Disclosure Package, the U.S. Prospectus and the Canadian Prospectus. The pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Prospectus or otherwise deemed to be a part thereof or included therein present fairly the information shown therein, have been prepared in accordance with the Reviewing Authority's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the General Disclosure Package, the U.S. Prospectus or the Canadian Prospectus, or incorporated by reference therein or otherwise deemed to be a part thereof or included therein, regarding "non-GAAP financial measures" (as such term is defined in the rules and regulations of the Commission) comply with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable. There have been no changes in the assets or liabilities of the Company from the position thereof as set forth in the consolidated financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package, the U.S. Prospectus and the Canadian Prospectus, or otherwise deemed to be a part thereof or included therein, except changes arising from transactions in the ordinary course of business which, in the aggregate, have not been material to the Corporation and its Subsidiaries (as hereinafter defined) (taken together, as a single enterprise) and except for changes that are disclosed in the U.S. Prospectus and the Canadian Prospectus.

    (v)
    No Material Adverse Change in Business.

            Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package, the U.S. Prospectus, the Canadian Prospectus or any Supplementary Material, except as otherwise stated therein (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its Subsidiaries taken together, as a single enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries taken together, as a single enterprise, and (C) except for regular quarterly dividends on the Common Shares, Class A Preferred Shares, Class AA Series E Preferred Shares, and Class AAA Series E, F, G, H, I, J and K Preferred Shares, in the amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class or series of its share capital.

    (vi)
    Good Standing of the Company.

            The Company is a corporation duly incorporated and is validly existing under the laws of Canada and has the corporate power and authority to own, lease and operate its properties and assets and to conduct its business as described in the U.S. Prospectus and the Canadian Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified, registered or permitted to conduct its business in each jurisdiction in which it conducts business and is in good standing in such jurisdictions, except where the failure so to qualify would not result in a Material Adverse Effect. Each of the Company's direct or indirect wholly owned or majority owned subsidiaries which represents more than 10% of the consolidated assets of the Company or more than 10% of the consolidated revenues of the Company as at the date hereof is referred to herein as a "Significant Subsidiary". No other direct or indirect wholly owned or majority owned subsidiaries of the Company (all direct and indirect wholly owned and majority owned subsidiaries including the Significant Subsidiaries collectively, the "Subsidiaries") represents individually more than 10% of the consolidated assets of the Company or more than 10% of the consolidated revenues of the Company as at the date hereof, and all Subsidiaries excluding the Significant Subsidiaries do not in the aggregate represent more than 20% of the consolidated assets of the Company or more than 20% of the consolidated revenues of the Company as at the date hereof. Each Significant Subsidiary is a corporation duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the U.S. Prospectus and the Canadian Final Prospectus; and is duly qualified and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or register would not result in a Material Adverse Effect or is a non-corporate entity, duly formed and validly existing under its form of organization in good standing under the laws of the jurisdiction of its organization, has the power and authority to own, lease and operate its properties and to conduct its business as described in the U.S. Prospectus and the Canadian Prospectus and is duly qualified and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify or register would not result in a Material Adverse Effect. All of the issued and outstanding shares in the capital of or other equity interests in each Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, all of the issued and outstanding shares in the capital of or other equity interests in each Significant Subsidiary that is wholly owned by the Company is owned by the Company, in each case directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as disclosed in the U.S. Prospectus and the Canadian Prospectus. The Company owns that percentage of the outstanding shares in the capital of or other equity interests in each Significant Subsidiary that is not wholly owned as is set forth in the U.S. Prospectus and the Canadian Prospectus, and all such shares or other equity interests owned by the Company are owned directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except as disclosed therein; none of the outstanding shares in the capital of or other equity interests in each of the Significant Subsidiaries was issued in violation of preemptive or other similar rights of any securityholder thereof.

    (vii)
    Capitalization; Dividends.

            All of the issued and outstanding shares in the capital of the Company have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all applicable U.S. and Canadian laws; and none of the outstanding shares in the capital of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company. All dividends, including the dividends on all other shares of the Company ranking prior to or on a parity with the Securities with respect to the payment of dividends in respect of periods ending on or prior to December 31, 2006 have been declared and paid or set apart for payment.

    (viii)
    Authorization of Agreement.

            The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

    (ix)
    Authorization and Description of Securities.

            The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; the Common Shares conform to all statements relating thereto contained in the U.S. Prospectus and the Canadian Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability solely by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

    (x)
    Absence of Defaults and Conflicts.

            Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, license or other agreement or instrument to which the Company is a party or by which it or any of them may be bound, or to which the Company or any of its Subsidiaries or the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the U.S. Prospectus and the Canadian Prospectus (including the authorization, issuance, sale and delivery of the Securities and the use of the proceeds from the sale of the Securities as described in the U.S. Prospectus and the Canadian Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of or conflict with the provisions of the charter or by-laws of the Company or any Subsidiary, the resolutions of the shareholders, directors or any committee of directors of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality, court, domestic or foreign, or stock exchange having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations (except for such violations or conflicts that would not result in a Material Adverse Effect). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

    (xi)
    Absence of Labor Dispute.

            No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

    (xii)
    Absence of Proceedings.

            There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, governmental instrumentality or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or the Supplementary Material, or which is reasonably likely to result in a Material Adverse Effect, or which is reasonably likely to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or the Supplementary Material, including ordinary routine litigation incidental to the business of the Company, are not reasonably likely to result in a Material Adverse Effect.

    (xiii)
    Accuracy of Exhibits.

            There are no contracts or documents which are required to be described in the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

    (xiv)
    Absence of Further Requirements.

            No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (A) such as have been obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (B) such as have been obtained, or as may be required, under Canadian Securities Laws.

    (xv)
    Possession of Licenses and Permits.

            The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, and there are no facts or circumstances, including without limitation facts or circumstances relating to the revocation, suspension, modification, withdrawal or termination of any Governmental Licenses held by others, known to the Company, that could lead to the revocation, suspension, modification, withdrawal or termination of any such Governmental Licenses, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect. To the knowledge of the Company, no party granting any such Governmental Licenses is considering limiting, suspending, modifying, withdrawing, or revoking the same in any material respect.

    (xvi)
    Title to Property.

            Except as described in the U.S. Prospectus and the Canadian Prospectus, the Company and each of its Subsidiaries has good and marketable title to all of its material assets including all material licenses, free and clear of all mortgages, hypothecs, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever (other than mortgages, liens, charges, pledges, security interests and/or other encumbrances granted to its lenders or that have been provided in the ordinary course of business or that are customary given the nature of the assets and the business of the Company and its Subsidiaries) which are material to the Company and its Subsidiaries (taken together, as a single enterprise).

    (xvii)
    Investment Company Act.

            The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the U.S. Prospectus and the Canadian Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

    (xviii)
    Environmental Laws.

            Except as described in the U.S. Prospectus and the Canadian Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or civil law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

    (xix)
    No Stabilization or Manipulation.

            Neither the Company nor, to its knowledge, any of its officers, directors or affiliates, has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

    (xx)
    Registration Rights.

            There are no persons with registration rights or other similar rights to have any securities registered or qualified for distribution pursuant to the Registration Statement, the Canadian Final Prospectus or otherwise registered by the Company under the 1933 Act or qualified for distribution under Canadian Securities Laws.

    (xxi)
    Other Reports and Information.

            There are no reports or information that, in accordance with the requirements of the Reviewing Authority or the Qualifying Authorities, must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; no material change reports or other documents have been filed on a confidential basis with the Reviewing Authority or the Qualifying Authorities that remain confidential as of the date hereof; there are no documents required to be filed with the Reviewing Authority or the Qualifying Authorities in connection with the Canadian Prospectus that have not been filed as required; there are no contracts, documents or other materials required to be described or referred to in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

    (xxii)
    Insurance.

            The Company and its Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as management believes is appropriate for a company engaged in the business of the Company, and all such insurance is in full force and effect. The Company has no reason to believe that it or any Subsidiary will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not have in a Material Adverse Effect. Neither of the Company nor any Subsidiary has been denied any insurance coverage, which it has sought or for which it has applied.

    (xxiii)
    Disclosure Controls.

            The Company and its Subsidiaries maintain disclosure controls and procedures as required by Rule 13a-15 or Rule 15d-15 of the 1934 Act Regulations, as applicable to the Company, and as contemplated by the certifications required under Form 52-109F1 and Form 52-109F2 under Multilateral Instrument 52-109 — Certification of Disclosures in Issuer's Annual and Interim Filings; such controls and procedures are effective to ensure that all material information concerning the Company and its Subsidiaries is made known, on a timely basis, to the individuals responsible for the preparation of the Company's filings with the Commission and the Qualifying Authorities, and the Company has made available to counsel for the Underwriters copies of all descriptions of and all polices, manuals and other documents, if any, promulgating such disclosure controls and procedures.

    (xxiv)
    Accounting Controls.

            The Company and each of its Subsidiaries maintains a system of internal accounting controls, which, on a consolidated basis, are sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian GAAP and as reconciled with U.S. GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    (xxv)
    Compliance with the Sarbanes-Oxley Act.

            There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

    (xxvi)
    Pending Proceedings and Examinations.

            The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or Section 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.

    (xxvii)
    Payment of Taxes.

            All United States federal and Canadian federal income tax returns of the Company and its Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided, except where the failure to pay would not reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, provincial, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its Subsidiaries, except where the failure to pay would not reasonably be expected to result in a Material Adverse Effect, and except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect. The statements set forth in the U.S. Prospectus and the Canadian Prospectus under the captions "Certain Canadian Federal Income Tax Considerations" and "Certain United States Federal Income Tax Considerations", insofar as they purport to describe the tax consequences to holders of the ownership and disposition of the Securities or legal conclusions with respect thereto, and subject to the limitations, qualifications and assumptions set forth therein, are a fair and accurate summary of the matter set forth therein.

    (xxviii)
    OFAC.

            Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC") and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person that, to the knowledge of the Company, is currently subject to any U.S. sanctions administered by OFAC.

    (xxix)
    Compliance with Laws.

            The Company and its Subsidiaries and, to the Company's knowledge, others who perform services on behalf of the Company or its Subsidiaries in the performance of such services on behalf of the Company or its Subsidiaries, have been and are in compliance with, and conduct their businesses in conformity with, all applicable U.S., Canadian and foreign federal, provincial, state and local laws, rules and regulations, standards, and all applicable rules, policies, ordinances, judgments, decrees, orders and injunctions of any court or governmental agency or body or the NYSE or the TSX, except where the failure to be in compliance or conformity would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice citing action or inaction by the Company or any of its Subsidiaries, or others who perform services on behalf of the Company or its Subsidiaries, that would constitute non-compliance with any applicable U.S., Canadian or foreign federal, provincial, state or local laws, rules, regulations policies or standards to the extent such non-compliance reasonably could be expected to have a Material Adverse Effect; and, to the knowledge of the Company, other than as set forth in the U.S. Prospectus and Canadian Prospectus, no prospective change in any applicable U.S., Canadian and foreign federal, provincial, state, or local laws, rules, regulations or standards has been adopted which, when made effective, would have a Material Adverse Effect.

    (xxx)
    Director or Officer Loans.

            Except as disclosed in documents incorporated by reference into the Registration Statement, there are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees or indebtedness by the Company or any of its Subsidiaries, to or for the benefit of any of the officers or directors of the Company or any of their respective family members.

    (xxxi)
    Off-Balance Sheet Arrangements.

            There are no transactions, arrangements or other relationships between and/or among the Company, any of its Subsidiaries, any of its affiliates (as such term is defined in Rule 405 of the 1933 Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could materially affect the Company's liquidity or the availability of, or requirements for, its capital resources required to be described in the U.S. Prospectus and the Canadian Prospectus which have not been described as required.

    (xxxii)
    NYSE Listing; TSX Listing.

            The Common Shares are listed on the NYSE and Company is in compliance with all applicable corporate governance requirements set forth in the NYSE Listed Company Guide and all applicable corporate governance and other requirements contained in the listing agreement to which the Company and the NYSE are parties, except where the failure to be in compliance would not reasonably be expected to result in delisting or any suspension of trading or other privileges. The Common Shares are listed on the TSX and the Company is in compliance with all applicable requirements of the TSX, except where the failure to be in compliance would not reasonably be expected to result in delisting or any suspension of trading or other privileges.

    (xxxiii)
    Stamp Tax.

            No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of any Province in connection with the creation, issuance, sale and delivery to the Underwriters of the Securities or the authorization, execution, delivery and performance of this Agreement or the resale of Securities by an Underwriter to U.S. residents.

    (xxxiv)
    French Language Documents.

            The French language version of the Canadian Prospectus, together with each document incorporated therein by reference, including the financial statements and other financial data contained therein, is in all material respects a complete and proper or complete and accurate translation of the English language versions thereof.

          (b)   Officer's Certificates.

        Any certificate signed by any officer of the Company delivered to the Representatives or to counsel for the Underwriters and Sub-Underwriters shall be deemed a representation and warranty by the Company to each Underwriter and Sub-underwriter as to the matters covered thereby.

        SECTION 2. Sale and Delivery to Underwriters; Closing.

          (a)   Initial Securities.

        On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof. At the Closing Time, the Company shall cause BAM to purchase the BAM Shares in accordance with the terms of the BAM Agreement.

          (b)   Option Securities.

        In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,875,000 Common Shares at the price per share set forth in Schedule B. The option hereby granted will expire thirty (30) days after the Closing Date and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven (7) full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch, in its discretion, shall make to eliminate any sales or purchases of fractional shares. To the extent that the Underwriters exercise the option described in this Section 2(b) and complete such purchase, the Company will cause BAM concurrently to purchase, in accordance with the terms of the BAM Agreement, a number of additional shares (the "BAM Option Shares") in an amount equal to the Specified Percentage of the number of BAM Shares. The "Specified Percentage" shall mean the percentage of the Initial Securities represented by the number of Option Securities determined by the Underwriters to be acquired pursuant to this Section 2(b).

          (c)   Payment.

        Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, in New York, New York, or at such other place as shall be agreed upon by the Representatives and the Company, at 8:30 A.M. (Eastern Time) (such time of payment and delivery being herein called the "Closing Time") on December 20, 2006, or such earlier or later date, no later than January 5, 2007, as the Representatives and the Company may agree in writing (such date of payment and delivery being herein called "Closing Date"). Payment of the purchase price for, and delivery of certificates for, the BAM Shares shall take place at the Closing Time at the offices of Torys LLP in Toronto, Ontario or at such other place as the parties may agree in writing.

        In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices with respect to the Initial Securities, or at such other place as shall be agreed upon by Merrill Lynch and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company and payment of the purchase price for, and the delivery of certificates for, the BAM Options Shares then subject to purchase shall be made at the above-referenced offices with respect to the BAM Shares, or at such other place as the parties may agree in writing.

        At the Closing Time, payment shall be made to the Company by wire transfer of immediately available (same day) funds to the bank account designated by the Company not less than twenty-four (24) hours prior to the Closing Time or relevant Date of Delivery, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Payment to the Company with respect to the Securities the Underwriters have sold or expect to sell shall be made in U.S. dollars. Merrill Lynch, individually and not as a representative of the Underwriters or Sub-underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter or Sub-underwriter whose funds have not been received by the Closing Time, or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter or Sub-Underwriter from its obligations hereunder.

          (d)   Denominations; Registration.

        Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one (1) full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern Time) on the business day prior to the Closing Date or the relevant Date of Delivery, as the case may be.

        SECTION 3. Covenants of the Company.

        The Company covenants with each Underwriter and each Sub-underwriter as follows:

          (a)   Compliance with Securities Regulations and Commission Requests.

        The Company, subject to Section 3(b), will comply with the requirements of General Instruction II.L. of Form F-10; and will notify the Representatives promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Effective Registration Statement or any new registration statement relating to the Securities shall have been filed with the Commission or shall have become effective, or any supplement to the U.S. Prospectus or the Canadian Prospectus or any amended U.S. Prospectus or Canadian Prospectus or any Supplementary Material shall have been filed, (ii) of the receipt of any comment from any Qualifying Authority or the Commission, (iii) of any request by any Qualifying Authority to amend or supplement the Canadian Prospectus or any document incorporated by reference therein or for additional information or of any request by the Commission to amend the Original Registration Statement, to file a new registration statement or to amend or supplement the U.S. Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or included therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Effective Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or, to the knowledge of the Company, threatening, of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement, (v) if the Company becomes subject to a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities and (vi) of the issuance by any Qualifying Authority or any stock exchange of any order having the effect of ceasing or suspending the distribution of or trading in the Securities or the trading in any securities of the Company, or of the institution or, to the knowledge of the Company, threatening, of any proceedings for any such purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use or any such order ceasing or suspending the distribution of the Securities or the trading in the Securities or the trading in any securities of the Company and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

          (b)   Filing of Amendments and Exchange Act Documents.

        The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement, or any new registration statement relating to the Securities, or any amendment or supplement to the Canadian Prospectus, or any amendment, supplement or revision to any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time the Registration Statement became effective), the U.S. Final Prospectus or the Canadian Final Prospectus, or any Supplementary Material, and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters and Sub-underwriters shall object. The Company has given the Representatives notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within forty-eight (48) hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters and Sub-underwriters shall object.

          (c)   Delivery of Filed Documents.

        The Company has furnished or will deliver to the Representatives and counsel for the Underwriters and Sub-underwriters, without charge, a copy of the Canadian Preliminary Prospectus (printed in English and French and including any documents incorporated therein by reference and the documents otherwise deemed to be a part thereof), which documents may be delivered in electronic form, the Canadian Final Prospectus (printed in English and French), approved, signed and certified as required by Canadian Securities Laws and signed copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof or included therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Original Registration Statement and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters and Sub-underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The Company will also deliver to the Representatives and counsel for the Underwriters and Sub-underwriters copies of all correspondence with the Qualifying Authorities relating to any proposed or requested exemptions from the requirements of applicable securities laws.

          (d)   Delivery of Prospectuses.

        The Company has delivered to each Underwriter and each Sub-underwriter, without charge, as many commercial copies of each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus and of any Supplementary Material as such Underwriter and Sub-underwriter has reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act and applicable Canadian Securities Laws. The Company will furnish to each Underwriter and each Sub-underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or 1934 Act and during the period when the Canadian Final Prospectus is required to be delivered under Canadian Securities Laws, such number of commercial copies of the U.S. Prospectus and Canadian Prospectus (each as amended or supplemented) as such Underwriter and Sub-underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the Underwriters and Sub-underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Each of the English and French versions of the Canadian Prospectus furnished to the Underwriters and Sub-underwriters will be identical to the corresponding versions thereof filed electronically by the Company with the Qualifying Authorities on SEDAR.

          (e)   Continued Compliance with Securities Laws.

        The Company will comply with the 1933 Act and the 1933 Act Regulations and all Canadian Securities Laws so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the U.S. Prospectus and the Canadian Prospectus. If at any time when a prospectus is required by the 1933 Act or applicable Canadian Securities Laws to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters and Sub-underwriters or for the Company, to amend the Registration Statement or amend or supplement the U.S. Prospectus or the Canadian Prospectus in order that the U.S. Prospectus or Canadian Prospectus contains full, true and plain disclosure of all material facts relating to the Company and the Securities and contains no misrepresentation, as defined under Canadian Securities Laws, and will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or to file a new registration statement or to amend or supplement the U.S. Prospectus or the Canadian Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations or Canadian Securities Laws, the Company will promptly prepare and file with the Commission and the Qualifying Authorities, subject to Section 3(b), such amendment or supplement or such new registration statement as may be necessary to correct such statement or omission or to comply with such requirements, the Company will use its best efforts to have such amendment or new registration statement declared effective as soon as practicable, the Company shall obtain an MRRS decision document from the Reviewing Authority evidencing the issuance by the Qualifying Authorities of receipts for such amendments or supplements, and the Company will furnish to the Underwriters and Sub-underwriters such number of copies of such amendment or supplement as the Underwriters and Sub-underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Company will promptly notify Merrill Lynch and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

          (f)    Blue Sky Qualifications.

        The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one (1) year from the date hereof; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (g)   Rule 158.

        The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its shareholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters and Sub-underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h)   Use of Proceeds.

        The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the U.S. Prospectus and the Canadian Prospectus under "Use of Proceeds."

          (i)    Listing.

        The Company will use its best efforts to maintain the listing of the Securities on the NYSE and the TSX and to obtain, prior to the Closing Time, the approvals of the NYSE and the TSX to list the Securities.

          (j)    Restriction on Sale of Securities.

        During a period of ninety (90) days from the Closing Date, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act or file a prospectus under applicable Canadian Securities Laws with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, the BAM Shares or the BAM Option Shares, (B) any Common Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the U.S. Prospectus and Canadian Prospectus, and (C) any Common Shares issued or options to purchase Common Shares granted pursuant to plans of the Company referred to in the U.S. Prospectus and the Canadian Prospectus for employees, officers and directors of and consultants to the Company or the filing of any registration statement on Form S-8 in respect of such plans. Notwithstanding the foregoing, if (1) during the last seventeen (17) days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the period of sixteen (16) days beginning on the last day of the 90-day restricted period, the restrictions imposed in this clause (j) shall continue to apply until the expiration of the period of eighteen (18) days beginning on the issuance of the earnings release or the occurrence of the material news or material event.

          (k)   Reporting Requirements.

        The Company, during the period when the U.S. Prospectus or the Canadian Final Prospectus is required to be delivered under the 1933 Act or the 1934 Act or under applicable Canadian Securities Laws, will file all documents required to be filed with (i) the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations and (ii) with the Qualifying Provinces in accordance with applicable Canadian Securities Laws.

          (l)    Translation Opinions.

        The Company shall cause Desjardins Ducharme LLP to deliver to the Underwriters and Sub-underwriters customary opinions, dated the date of the filing of the French language versions of the Canadian Final Prospectus and any Supplementary Material, to the effect that the French language version of such prospectus or material (other than the financial statements and other financial data contained therein) is in all material respects a complete and accurate translation of the English language versions thereof.

          (m)  Translation Opinions — Financial Statements.

        The Company shall cause each of Deloitte and PWC to deliver to the Underwriters and Sub-underwriters customary opinions, dated the date of the filing of the French language versions of the Canadian Final Prospectus, which when taken together are to the effect that the financial statements and other financial data contained in the French language version of each such prospectus, together with each document incorporated therein by reference, is in all material respects a complete and proper translation of the English language versions thereof. The Company shall cause each of Deloitte and PWC to deliver to the Underwriters and the Sub-underwriters similar opinions as to the French language translation of any information contained in any Supplementary Material, in form and substance satisfactory to the Underwriters and the Sub-underwriters, prior to the filing thereof with the Qualifying Authorities.

          (n)   Issuer Free Writing Prospectuses.

        The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each of the Underwriters and Sub-underwriters represents and agrees that, unless it obtains the prior consent of the Company and Merrill Lynch, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, in each case under the 1933 Act Regulations, required to be filed with the Commission. Any such free writing prospectus consented to by the Representatives or by the Company and the Representatives, as the case may be, is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

          (o)   Passive Foreign Investment Corporation.

        Based on the Company's current estimates of, and its current plans, expectations and projections of, the value and nature of its assets, the sources and nature of its income and the use of the proceeds from the sale of the Securities as described in the U.S. Prospectus and the Canadian Prospectus under the caption "Use of Proceeds", the Company does not believe that it will be classified as a "passive foreign investment company" within the meaning of Section 1297(a) of the Internal Revenue Code of 1986, as amended, ("PFIC") for its current taxable year, and the Company does not expect that it will be classified as a PFIC in the future.

          (p)   Due Diligence.

        Prior to the filing of the U.S. Final Prospectus and the Canadian Prospectus, and prior to the expiry of the distribution of the Securities, the Company shall allow the Underwriters and their counsel to participate fully in the preparation of, and to approve the form of, such documents and to have reviewed any documents incorporated by reference therein. During the distribution of the Securities, the Company shall allow the Underwriters to conduct all due diligence which they may reasonably require in order to fulfil their obligations as underwriters and in order to enable the Underwriters responsibly to execute the certificates required to be executed by them in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus.

          (q)   Disclosure during Distribution.

        During the period of distribution of the Securities, the Company shall promptly notify the Representatives, in writing, with full particulars, of:

            (i)    any change (actual, contemplated or threatened) in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or ownership of the Company and its Subsidiaries (taken together, as a single enterprise); or

            (ii)   any change in any matter covered by a statement contained or incorporated by reference in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus;

which change is, or may be, of such a nature as to render any such document misleading or untrue in any material respect or would result in any of such documents containing a misrepresentation or which would result in any of such documents not complying in any material respect with the 1933 Act or Canadian Securities Laws or which change would reasonably be expected to have a significant effect on the market price or value of the Initial Securities and/or the Option Securities. The Company shall in good faith discuss with the Underwriters any change in circumstances (actual or proposed within the knowledge of the Company) which is of such a nature that there is reasonable doubt whether notice need be given to the Underwriters pursuant to this Section and, in any event, prior to making any filing referred to in Section 3(b).

        SECTION 4. Payment of Expenses.

          (a)   Expenses.

        The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, translation, printing and filing of the Original Registration Statement (including financial statements and exhibits and the Form F-X) of each amendment thereto and of the Effective Registration Statement, each U.S. Preliminary Prospectus, the U.S. Final Prospectus, the Canadian Preliminary Prospectus, the Canadian Final Prospectus and any Supplementary Material, and any amendments or supplements thereto, and the cost of printing and furnishing copies thereof to the Underwriters and Sub-underwriters, (ii) the preparation, printing and delivery to the Underwriters and Sub-underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters and Sub-underwriters including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and Sub-underwriters, (iv) the fees and disbursements of the Company's Canadian and U.S. counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters and Sub-underwriters of copies of each U.S. Preliminary Prospectus, any Permitted Free Writing Prospectus, the U.S. Final Prospectus each Canadian Preliminary Prospectus and the Canadian Final Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters and Sub-underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of commercial copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities, including without limitation expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, the cost of aircraft chartered in connection with the road show, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters and Sub-underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities, (xi) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and the TSX and (xiii) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with reforming of any contracts for the sale of the Securities made by the Underwriters caused by a breach of the representation contained in the fifth to the last paragraph of Section 1(a)(i), commencing with the phrase "As of the Applicable Time". Notwithstanding the foregoing, but subject to Section 4(b) below, the fees and expenses of counsel to the Underwriters and Sub-underwriters, out-of-pocket expenses incurred by the Underwriters and Sub-underwriters and the cost of advertisements placed by the Underwriters and Sub-underwriters shall be paid by the Underwriters and Sub-underwriters.

          (b)   Termination of Agreement.

        If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses reasonably incurred, including the reasonable fees and disbursements of U.S. and Canadian counsel for the Underwriters and Sub-underwriters.

        SECTION 5. Conditions of Underwriters' Obligations

        The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a)   Effectiveness of Registration Statement.

        The Canadian Final Prospectus shall have been filed with the Qualifying Authorities and, no later than 3.p.m. (Eastern Time) on December 15, 2006, an MRRS decision document shall have been issued by the Reviewing Authority on behalf of the Qualifying Authorities relating to the Canadian Final Prospectus and the Registration Statement shall have become effective and, at the Closing Time, no stop order suspending the effectiveness of the Effective Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, no order having the effect of ceasing or suspending the distribution of the Securities or the trading in the Securities or any other securities of the Company shall have been issued or proceedings therefor initiated or threatened by any securities commission, securities regulatory authority or stock exchange in Canada or the United States, and any request on the part of any Qualifying Authority or the Commission for additional information in connection with the offering contemplated hereby shall have been complied with in all material respects. A U.S. Final Prospectus shall have been filed with the Commission in accordance with General Instruction II.L. of Form F-10.

          (b)   Opinion of Canadian Counsel for Company.

        At the Closing Time, each of the Underwriters and Sub-underwriters shall have received the favorable opinion, dated as of the Closing Time, of Torys LLP, Canadian counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and Sub-underwriters, to the effect set forth in Exhibit A. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

          (c)   Opinion of United States Counsel for Company.

        At the Closing Time, each of the Underwriters and Sub-underwriters shall have received the favorable opinion, dated as of the Closing Time, of Torys LLP, United States counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and Sub-underwriters, to the effect set forth in Exhibit B. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

          (d)   Opinion of the Company General Counsel

        At the Closing Time, each of the Underwriters and Sub-underwriters shall have received the favorable opinion, dated as of the Closing Time, of Kathleen Kane, General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters and Sub-underwriters, to the effect set forth in Exhibit C.

          (e)   Opinion of Canadian Counsel for the Underwriters and Sub-underwriters.

        At the Closing Time, each of the Underwriters and Sub-underwriters shall have received the favorable opinion, dated as of the Closing Time, of Goodman and Carr LLP, Canadian counsel for the Underwriters and Sub-underwriters, in form and substance satisfactory to the Representatives. In giving such opinion such counsel may rely on the opinion of Torys LLP, Canadian counsel for the Company, and, as to all matters governed by the laws of jurisdictions other than the laws of the Provinces of Ontario, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

          (f)    Opinion of United States Counsel for the Underwriters and Sub-underwriters.

        At the Closing Time, each of the Underwriters and Sub-underwriters shall have received the favorable opinion, dated as of Closing Time, of Fried, Frank, Harris, Shriver & Jacobson LLP, United States counsel for the Underwriters and Sub-underwriters, in form and substance satisfactory to the Representatives. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

          (g)   Officers' Certificate.

        At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the U.S. Prospectus, the Canadian Prospectus or the General Disclosure Package, any material adverse change in the business, affairs, operations, assets, liabilities (contingent or otherwise), capital or ownership of the Company and its Subsidiaries (taken together, as a single enterprise), and the Representatives shall have received a certificate of the President and Chief Executive Officer of the Company and of the Senior Vice President and Chief Financial Officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (iv) no stop order suspending the effectiveness of the Effective Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission and (v) no order having the effect of ceasing or suspending the distribution of the Securities or the trading in the Securities or any other securities of the Company has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by any Qualifying Authorities.

          (h)   Accountant's Comfort Letters.

          (i)    At the time of the execution of this Agreement, each of the Underwriters and Sub-underwriters shall have received from each of Deloitte and PWC a letter dated such date, in form and substance, and as of a "specified time", satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to U.S. and Canadian underwriters with respect to the financial statements and certain financial information relating to the Company and its Subsidiaries contained in the U.S. Preliminary Prospectus and the Canadian Preliminary Prospectus.

          (ii)    At the time of the Effective Registration Statement first becomes effective, each of the Underwriters and Sub-underwriters shall have received from each of Deloitte and PWC a letter dated such date, in form and substance, and as of a "specified time" satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants' "comfort letters" to U.S. and Canadian underwriters with respect to the financial statements and certain financial information relating to the Company and its Subsidiaries contained in the Registration Statement, the U.S. Final Prospectus and the Canadian Final Prospectus.

          (i)    Bring-down Comfort Letter.

        At the Closing Time, each of the Underwriters and Sub-underwriters shall have received from each of Deloitte and PWC a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the "specified date" referred to shall be a date not more than three (3) business days prior to the Closing Time.

          (j)    Approval of Listing.

        At Closing Time, the Company shall have furnished to the Representatives evidence that the Initial Securities and the Option Securities, if any, have been approved for listing on the NYSE, subject only to official notice of issuance and have been listed for trading on the TSX and will be posted for trading on the TSX at the opening of trading on the Closing Date.

          (k)   No Objection.

        The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (l)    Lock-up Agreements.

        As soon as practicable after the date of this Agreement, but in no event later than the Closing Time, the Representatives shall have received an agreement substantially in the form of Exhibit D hereto signed by each of the persons listed on Schedule E hereto.

          (m)  BAM Shares.

        At the Closing Time, BAM shall have purchased the BAM Shares from the Company in accordance with the terms of the BAM Agreement.

          (n)

        In the event that the Underwriters and Sub-underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company and any Subsidiary of the Company shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery:

            (i)    Officers' Certificate.    The Representatives shall have received a certificate, dated such Date of Delivery, of the President and Chief Executive Officer of the Company and of the Senior Vice President and Chief Financial Officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

            (ii)   Opinion of Canadian Counsel for Company.    Each of the Underwriters and Sub-underwriters shall have received the favorable opinion of Torys LLP, Canadian counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and Sub-underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

            (iii)  Opinion of United States Counsel for Company.    Each of the Underwriters and Sub-underwriters shall have received the favorable opinion of Torys LLP, United States counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and Sub-underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

            (iv)  Opinion of Company General Counsel.    Each of the Underwriters and Sub-underwriters shall have received the favorable opinion of Kathleen Kane, Senior Vice President and General Counsel of the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required in Section 5(d) hereof.

            (v)   Opinion of Canadian Counsel for the Underwriters and Sub-underwriters.    Each of the Underwriters and Sub-underwriters shall have received the favorable opinion of Goodman and Carr LLP, counsel for the Underwriters and Sub-underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

            (vi)  Opinion of United States Counsel for the Underwriters and Sub-underwriters.    Each of the Underwriters and Sub-underwriters shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, United States counsel for the Underwriters and Sub-underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

            (vii) Bring-down Comfort Letter.    Each of the Underwriters and Sub-underwriters shall have received a letter from each of Deloitte and PWC, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five (5) days prior to such Date of Delivery.

            (viii) BAM Option Shares.    On the relevant Date of Delivery, BAM shall have purchased the BAM Option Shares to be purchased on such Date of Delivery from the Company in accordance with the terms of the BAM Agreement.

          (o)   Additional Documents.

        At the Closing Time and at each Date of Delivery, counsel for the Underwriters and Sub-underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters and Sub-underwriters.

          (p)   Termination of Agreement.

        If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters and Sub-underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

        SECTION 6. Indemnification

          (a)   Indemnification of Underwriters and Sub-underwriters

        The Company agrees to indemnify and hold harmless each Underwriter and each Sub-underwriter and their respective officers, directors, employees and affiliates, as such term is defined in rule 501(b) under the 1933 Act (each, an "Affiliate"), their respective selling agents and each person, if any, who controls any Underwriter or any Sub-underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Issuer Free Writing Prospectus or the U.S. Prospectus or the Canadian Prospectus or any Supplementary Material (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or any misrepresentations, as defined under Canadian Securities Laws, contained therein;

          (ii)   against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

          (iii)  against any and all expense whatsoever, as incurred (including the fees and disbursements of Canadian and U.S. counsel chosen by Merrill Lynch and JPMorgan), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter or Sub-underwriter through the Representatives, which information relates solely to the Underwriters or Sub-underwriters and is intended expressly for use in the Registration Statement (or any amendment thereto), any Issuer Free Writing Prospectus or the U.S. Prospectus or the Canadian Prospectus (or any amendment or supplement thereto).

        This indemnity will be in addition to any liability that the Company might otherwise have.

          (b)   Indemnification of Company, Directors and Officers.

        Each Underwriter and Sub-underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement or the Canadian Prospectus and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), any Issuer Free Writing Prospectus or the U.S. Prospectus or the Canadian Prospectus or any Supplementary Material (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by any Underwriter or Sub-underwriter through the Representatives expressly for use therein.

          (c)   Actions against Parties; Notification.

        Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representatives and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d)   Settlement without Consent if Failure to Reimburse.

        If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

        SECTION 7. Contribution.

        If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters and Sub-underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters and Sub-underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        The relative benefits received by the Company on the one hand and the Underwriters and Sub-underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the U.S. Final Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on the cover of the U.S. Final Prospectus.

        The relative fault of the Company on the one hand and the Underwriters and Sub-underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and Sub-underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Underwriters and Sub-underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters and Sub-underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Section 7, no Underwriter and no Sub-underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter or Sub-underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

        No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Section 7, each person, if any, who controls an Underwriter or a Sub-underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter's and each Sub-underwriter's Affiliates and selling agents shall have the same rights to contribution as such Underwriter or Sub-underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement or the Canadian Prospectus, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint. Each Sub-underwriter's obligation to contribute pursuant to this Section 7 is in proportion to the number of Initial Securities sold by it through Merrill Lynch or JPMorgan.

        SECTION 8. Representations, Warranties and Agreements to Survive.

        All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of (A) any investigation made by or on behalf of any Underwriter or Sub-underwriter or their respective Affiliates or selling agents, any person controlling any Underwriter or Sub-underwriter, their respective officers, or directors, or any person controlling the Company and (B) delivery of and payment for the Securities.

        SECTION 9. Termination of Agreement.

          (a)   Termination; General

        The Representatives may terminate this Agreement, by notice to the Company at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the U.S. Prospectus, the Canadian Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its Subsidiaries (taken together, as a single enterprise), whether or not arising in the ordinary course of business or if an Underwriter becomes or the Underwriters become aware of any undisclosed material fact which in its or their opinion could reasonably be expected to have a material adverse effect on the market price or value of the Securities, or (ii) if there has occurred any material adverse change in the financial markets in the United States or Canada, or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in the United States, Canadian or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, any Qualifying Authority, any other securities commission or securities regulatory authority in Canada or the TSX or the NYSE, or if trading generally on the NYSE or the TSX has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, any Qualifying Authority, any other securities commission or securities regulatory authority in Canada, the NASD. or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or Canada, or (v) if a banking moratorium has been declared by either United States federal, New York state or Canadian federal authorities; or (vi) if an inquiry, action, suit, investigation or other proceeding is commenced or threatened or any order is made or issued under or pursuant to any law of Canada or any of the Qualifying Jurisdictions or the United States or by any stock exchange (except any such proceeding or order based solely upon the activities of any of the Underwriters), or there is any change of law or the interpretation or administration thereof, which in their or its opinion would prevent, suspend, restrict or adversely affect the trading in or the distribution of the Securities or any other securities of the Company or any of them in any of the Qualifying Jurisdictions or in the United States.

          (b)   Liabilities.

        If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

        SECTION 10. Default by One or More of the Underwriters.

        If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within twenty-four (24) hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters or Sub-underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

        (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of such non-defaulting Underwriters or Sub-underwriter shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

        (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of any non-defaulting Underwriter or Sub-underwriter.

        No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

        In the event of any such default which does not result in a termination of this Agreement, or in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven (7) days in order to effect any required changes in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section.

        SECTION 11. Agent for Service; Submission to Jurisdiction; Waiver of Immunities.

        By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed its General Counsel, located at Three World Financial Center, 200 Vesey Street, 11th Floor, New York, New York 10281-1021 (or any successor) (together with any successor, the "Agent for Service"), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Securities, that may be instituted in any U.S. federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation, (ii) submits to the jurisdiction of any New York state or U.S. federal court located in the Borough of Manhattan, the City of New York, New York, in any suit or proceeding arising out of or related to this Agreement, and (iii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to Three World Financial Center, 200 Vesey Street, 11th Floor, New York, New York 10281-1021), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Securities shall be outstanding. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

        SECTION 12. Tax Disclosure.

        Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term "tax treatment" is the purported or claimed United States federal income tax treatment of the transactions contemplated hereby, and the term "tax structure" includes any fact that may be relevant to understanding the purported or claimed United States federal income tax treatment of the transactions contemplated hereby.

        SECTION 13. Notices.

        All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch, at World Financial Center, North Tower, 250 Vesey Street, 6th Floor, New York, NY 10281-1209, attention of Global Origination Counsel Group, and JPMorgan, at 277 Park Avenue, 8th floor, New York, New York, 10172, attention of Leslie K. Gardner — Managing Director and Associate General Counsel; notices to the Company shall be directed to it at Three World Financial Center, 200 Vesey Street, 11th Floor, New York, New York 10281-1021, attention of Chief Executive Officer.

        SECTION 14. No Advisory or Fiduciary Relationship.

        The Company acknowledges and agrees that (A) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm's-length commercial transaction between the Company, on the one hand, and the several Underwriters and Sub-underwriters, on the other hand, (B) in connection with the offering contemplated hereby and the process leading to such transaction each of the Underwriters and Sub-underwriters is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its shareholders, creditors, employees or any other party, (C) no Underwriter or Sub-underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter or Sub-underwriter has advised or is currently advising the Company on other matters) and no Underwriter or Sub-underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (D) the Underwriters, the Sub-underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (E) the Underwriters and Sub-underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

        SECTION 15. Parties

        This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Sub-underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Sub-underwriters, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Sub-underwriters, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter or Sub-underwriter shall be deemed to be a successor by reason merely of such purchase.

        SECTION 16. Governing Law.

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        SECTION 17. Time.

        TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

        SECTION 18. Counterparts.

        This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        SECTION 19. Effect of Headings.

        The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

        [Remainder of this page is intentionally blank.]

        SECTION 20. Judgment Currency

        In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "Judgment Currency") other than United States dollars, the Company will indemnify each Underwriter and each Sub-underwriter against any loss incurred by such Underwriter or Sub-underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter or a Sub-Underwriter is able to purchase United States dollars with the amount of Judgment Currency actually received by such Underwriter or Sub-Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

        [Remainder of this page is intentionally blank.]

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, Sub-underwriters and the Company in accordance with its terms.

Very truly yours,
BROOKFIELD PROPERTIES CORPORATION
By:	Name: Title:

CONFIRMED AND ACCEPTED,
    as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED

BY: MERRILL LYNCH, PIERCE, FENNER & SMITH
                                     INCORPORATED

By:/s/
         Authorized Signatory

J.P.MORGAN SECURITIES INC.

By:/s/
         Authorized Signatory

BY: CIBC WORLD MARKETS INC.

By:/s/
         Authorized Signatory

RBC DOMINION SECURITIES INC.

By:/s/
         Authorized Signatory

SCHEDULE A

List of Underwriters

Name of Underwriter	Number of Initial Securities
Merrill Lynch, Pierce, Fenner & Smith Incorporated	7,968,750
J.P. Morgan Securities Inc.	7,968,750
CIBC World Markets Inc.	1,406,250
RBC Dominion Securities Inc.	1,406,250

18,750,000

Sch A-1

SCHEDULE B

Pricing Information

Brookfield Properties Corporation

18,750,000 Common Shares

1.
The initial public offering price per share for the Securities, determined as provided in Section 2, shall be US$38.00 per share.

2.
The purchase price per share for the Securities sold or expected to be sold to be paid by the several Underwriters shall be US$36.8475, being an amount equal to the initial public offering price set forth above less US$1.1525 per share, representing the underwriting commission as set forth in paragraph 3 below; provided that the purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

3.
The underwriting commission per share payable for the Securities to be paid by the Company shall be US$1.1525 per share.

Sch B-1

SCHEDULE C

[Information for General Disclosure Package]

None.

Sch C-1

SCHEDULE D
[Issuer General Use Free Writing Prospectuses]

None.

Sch D-1

SCHEDULE E
[List of Persons and Entities Subject to Lock-up]

Sch E-1

EXHIBIT A

         FORM OF OPINION OF COMPANY'S CANADIAN COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(b)

         FORM OF OPINION OF COMPANY'S CANADIAN COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(b)

A-2

EXHIBIT B

         FORM OF OPINION OF COMPANY'S U.S. COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(c)

         Schedule I

Applicable Contracts
(U.S. Law Governed Documents Only)

[To Come]

B-1

EXHIBIT C

         FORM OF OPINION OF COMPANY'S GENERAL COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(d)

C-1

EXHIBIT D

FORM OF LOCK-UP LETTER

December     , 2006

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
as Representatives of the several Underwriters and Sub-underwriters to be named in the within-mentioned Purchase Agreement
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
    J.P. Morgan Securities Inc.
    World Financial Center, North Tower
    250 Vesey Street, 6th Floor
    New York, New York 10281-1209

Ladies and Gentlemen:

        The undersigned Brookfield Asset Management Inc., or shareholder, director or executive officer of Brookfield Properties Corporation, a company incorporated under the Canada Business Corporations Act (the "Company"), understands that a Purchase Agreement (the "Purchase Agreement") has been executed by the Company, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and J.P. Morgan Securities Inc. ("JPMorgan"), who are acting as representatives of the other Underwriters and the Sub-underwriters named in Schedule A to the Purchase Agreement (the "Underwriters"), providing for the public offering (the "Offering") of 18,750,000 common shares of the Company ("Common Shares") in the United States pursuant to the Company's registration statement on Form F-10 (File No. 333-139226), as amended or supplemented, and in each of the provinces of Canada pursuant to the Company's preliminary short form prospectus dated December 8, 2006, as completed, amended or supplemented.

        This Lock-Up Letter Agreement is being entered into in accordance with Section 5(l) of the Purchase Agreement at the request of the Underwriters and the Sub-underwriters.

        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees with each Underwriter and Sub-underwriter that, without the prior written consent of Merrill Lynch and JPMorgan, on behalf of the Underwriters and Sub-underwriters, the undersigned will not, directly or indirectly, (i) offer, pledge, sell (including any sale pursuant to Rule 144 under the Securities Act of 1933, as amended), contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, announce any intention to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Common Shares (including, without limitation, Common Shares which may be deemed to be beneficially owned by such shareholder in accordance with the rules and regulations of the Securities and Exchange Commission or the securities legislation of any province or territory of Canada and securities of Common Stock which may be issued upon exercise of any option or warrant) or any securities convertible into or exchangeable or exercisable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file a registration statement or prospectus with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise, for a period commencing the date of the Purchase Agreement and ending 90 days after the Closing Date (as that term is defined in the Purchase Agreement). Notwithstanding the foregoing, the restrictions described above shall not apply to:

  (a)
  transfers of Common Shares or any security convertible into or exercisable for Common Shares as a bona fide gift;

  (b)
  transactions involving the issuance by the Company to the undersigned of common shares upon the exercise of an option or the conversion of a security outstanding on the date hereof, provided that the common shares received upon such issuance or conversion are and remain subject to the restrictions hereof;

  (c)
  tenders pursuant to a bona fide third party take-over bid made to all holders of Common Shares or similar acquisition transaction provided that, in the event that the bid or acquisition transaction is not completed, any securities tendered will remain subject to the restrictions contained in this undertaking;

  (d)
  to (1) a spouse, parent, child or grandchild of the undersigned (a "Relation"), (2) a trust the only beneficiaries of which are any of the undersigned and/or one or more of its affiliates or Relations, (3) a corporation or other entity of which any of the undersigned and/or its affiliates or Relations are at all times the direct or indirect legal and beneficial owners of all of the outstanding securities or similar interests, or (4) a partnership, the partners of which are exclusively the undersigned and/or its affiliates or Relations;

provided that, in the case of any transfer or distribution pursuant to clause (a), (b), or (d), each donee, distributee, holder of a security interest or transferee shall sign and deliver a lock-up agreement substantially in the form of this Lock-Up Agreement.

        The undersigned understands that the Company and the Underwriters and Sub-underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

        This Lock-Up Letter Agreement has been entered into on the date first written above.

Very truly yours,
By:
Name: Title:

QuickLinks

PURCHASE AGREEMENT
List of Underwriters
Pricing Information Brookfield Properties Corporation 18,750,000 Common Shares
SCHEDULE C [Information for General Disclosure Package]